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                            SUPPLEMENT TO PROSPECTUS
              FOR THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                    DATED MAY 1, 2003, AS AMENDED MAY 5, 2003


The section "CHARGES AND DEDUCTIONS - Contracts Sold Directly Without Payment of Any Sales Compensation" is amended and restated as follows:

CHARGES AND DEDUCTIONS

CONTRACTS SOLD DIRECTLY WITHOUT PAYMENT OF ANY SALES COMPENSATION

The contract may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. For such contracts issued on or after March 15, 2004, we will credit initial and subsequent purchase payments to the contract with an additional 5% of the purchase payment. (However, the amount of the payment enhancement and the credit may not exceed 10% of the purchase payment. Therefore, if the payment enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the payment enhancement and the credit equals 10% of the purchase payment.).

For subsequent purchase payments to contracts issued before March 15, 2004, we will apply the credit and the payment enhancement (subject to the limitations on the aggregate credit and payment enhancement that may be applied) in effect at the time of the issuance of the contract.

The credit may be terminated or reduced at any time for contracts issued, and subsequent purchase payments made, after the date of termination. Initial and subsequent purchase payments that do not receive the payment enhancements and credits described above will receive the guaranteed payment enhancements set forth under "Payment Enhancements" above.

We anticipate applying for SEC exemptive relief to retain the amount by which the sum of the payment enhancement and the credit exceeds the amount of the applicable withdrawal charge if the contract owner redeems his contract within two years of the contract being credited with this amount.

The following classes of individuals are eligible for the credit described above:

         (a) officers, directors or employees (or a relative thereof) of Manulife USA, Manulife, the Trust or any of their affiliates, and

         (b) employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (x) have a sales agreements with The Manufacturers Life Insurance Company (U.S.A.) and its principal underwriter, Manulife Financial Securities LLC, to sell the contracts and (y) have approved the payment of the credit to their employees and registered representatives.



                         SUPPLEMENT DATED MARCH 15, 2004